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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 15, 1998
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-----------------------           -----------------          ------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
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(Address of principal executive                              (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                             Registrant's telephone,
                             including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 5.  Other Events

         As previously disclosed in Kimco Realty Corporation's Current Reports on Form 8-K filed January 21, 1998, January 30, 1998 and March 12, 1998, Kimco Realty Corporation ("Kimco" or the "Company") and The Price REIT, Inc. ("Price REIT") announced a definitive agreement to merge (the "Merger").

         Incorporated by reference herein as Exhibit 99.1 are the audited consolidated balance sheets of Price REIT as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997.

         Attached and incorporated by reference herein as Exhibit 23.1 is a copy of a consent of Ernst & Young LLP.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

23.1     Consent of Ernst & Young LLP

99.1 The audited consolidated balance sheets of Price REIT as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997 incorporated by reference herein, from the Annual Report on Form 10-K of Price REIT for the year ended December 31, 1997 (File No. 1-13432)

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kimco Realty Corporation
                                         ------------------------
                                         Registrant

Date:  April 15, 1998

                                         By: /s/ Michael V. Pappagallo
                                         -----------------------------
                                         Michael V. Pappagallo
                                         Chief Financial Officer

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